SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report: May 15, 1997
(Date of earliest event reported)


                    Asset Securitization Corporation
            Commercial Mortgage Pass-Through Certificates
                            Series 1997-D4
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        (Exact Name of registrant as specified in its charter)

Delaware                    33-49370-05                        13-3672337
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(State or Other Juris-     (Commission                      (I.R.S. Employer
diction of Incorporation)   File Number)                 Identification Number)


Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code:          212-667-9300
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This Document contains exactly   140   Pages.
The Exhibit Index is on Page    5   .

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D4 issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the May 15, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof and certain other reports pertaining to property performance of the collateral of the related REMIC trust.


                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                       Item 601(a) of
                       Regulation S-K
       Exhibit No.     Exhibit No.             Description



       5.1                 99          Monthly distribution report pursuant to
                                       Section 4.2 of the Pooling and Servicing
                                       Agreement for the distribution on May 15,
                                       1997


       5.2                 99           Comparative Financial Status
                                              Report as of 5/12/97

                                        Delinquent Loan Status Report as of
                                              5/12/97

                                        REO Status Report as of 5/12/97

                                        Watch List as of 5/12/97

                                        Historical Loan Modification Report
                                               as of 5/12/97

                                        Historical Loss Estimate Report as of
                                               5/12/97

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              AMRESCO MANAGEMENT, INC., IN
                                              ITS CAPACITY AS SERVICER
                                              UNDER THE POOLING AND
                                              SERVICING AGREEMENT ON
                                              BEHALF OF  ASSET SECURITIZATION
                                              CORPORATION, REGISTRANT





                                                 By: /s/ Daniel B. Kirby
                                                       Daniel B. Kirby,
                                                       Senior Vice President


                                                 By: /s/ Sean D. Reilly
                                                       Sean D. Reilly
                                                       Vice President

Date: May 15, 1997

EXHIBIT INDEX


                        Item 601(a) of
                        Regulation S-K
        Exhibit No.     Exhibit No.      Description


        5.1                 99        Monthly distribution report pursuant to
                                      Section 4.2 of the Pooling and Servicing
                                      Agreement for the distribution on May 15,
                                      1997


        5.2                 99        Comparative Financial Status
                                             Report as of 5/12/97

                                      Delinquent Loan Status Report as of
                                             5/12/97

                                      REO Status Report as of 5/12/97

                                      Watch List as of 5/12/97

                                      Historical Loan Modification Report
                                              as of 5/12/97

                                      Historical Loss Estimate Report as of
                                              5/12/97